SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2004

COOPERATIVE BANKSHARES, INC.

(Exact name of registrant as specified in charter)

North Carolina (State or other jurisdiction of incorporation)	0-24626 (Commission File Number)	56-1886527 (IRS Employer Identification No.)

201 Market Street, Wilmington, North Carolina 28401

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (910) 343-0181

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	7.01 Regulation FD Disclosure

On September 28, 2004, Frederick Willetts, III, Chief Executive Officer of Cooperative Bankshares, Inc. (the “Company”) advised investors at the SunTrust Robinson Humphrey Sunbelt Community Bank Conference that the Company should beat analyst earnings per share estimates in 2004 and 2005. Mr. Willets said that the 2004 estimate of $1.52 per share reported by analyst Gary Tenner of SunTrust Robinson Humphrey “may be slightly conservative” and said that he would be “profoundly disappointed” if the company failed to beat Tenner’s 2005 estimate of $1.75 per share. The Company issued a press release regarding Mr. Willett’s comments. Pursuant to Regulation FD, the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 Press Release

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPERATIVE BANKSHARES, INC.

/S/ FREDERICK WILLETTS, III
Frederick Willetts, III President and Chief Executive Officer

Date: September 29, 2004

Exhibit Index

Exhibit No.	Description
99.1	Press Release